                                                      MONTHLY OPERATING REPORT

      ------------------------------------------
      CASE  NAME:  KITTY HAWK, INC.                   ACCRUAL BASIS
      ------------------------------------------

      ------------------------------------------
      CASE  NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
      ------------------------------------------

      ------------------------------------------
      JUDGE: BARBARA J. HOUSER
      ------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: JANUARY 31, 2001

      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE  PARTY:

       /s/ DREW KEITH                                 Chief Financial Officer
      ---------------------------------------    -------------------------------
      ORIGINAL SIGNATURE OF RESPONSIBLE PARTY              TITLE

      Drew Keith                                          2/20/2001
      ---------------------------------------    -------------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                    DATE

      PREPARER:

       /s/ JESSICA L. WILSON                          Chief Accounting Officer
      ---------------------------------------    -------------------------------
      ORIGINAL  SIGNATURE  OF  PREPARER                    TITLE

      Jessica L. Wilson                                   2/20/2001
      ---------------------------------------    -------------------------------
      PRINTED NAME OF PREPARER                             DATE
                                                           ----

                                                      MONTHLY OPERATING REPORT
        ------------------------------------
        CASE  NAME:  KITTY HAWK, INC.                        ACCRUAL BASIS-1
        ------------------------------------

        ------------------------------------
        CASE  NUMBER: 400-42141-BJH                   02/13/95, RWD, 2/96
        ------------------------------------

------------------------------------
     COMPARATIVE  BALANCE  SHEET
------------------------------------------------------------------------------------------------
                                     SCHEDULE           MONTH          MONTH          MONTH
                                                     -------------------------------------------
ASSETS                                AMOUNT         January 2001
------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH               $13,401,586      $31,545,131             $0            $0
------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                           $0             $0            $0
------------------------------------------------------------------------------------------------
3.   TOTAL CASH                      $13,401,586      $31,545,131             $0            $0
------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)                       ($12,639,451)            $0            $0
------------------------------------------------------------------------------------------------
5.   INVENTORY                                        ($1,016,667)            $0            $0
------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                    $15,000          $15,000             $0            $0
------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                                    $356,632             $0            $0
------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)            $422,186,692     $353,355,798             $0            $0
------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS           $435,603,278     $371,616,443             $0            $0
------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT      $2,425,652       $6,076,562             $0            $0
------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                          $2,017,973             $0            $0
------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                        $2,425,652       $4,058,589             $0            $0
------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                   $62,465         $219,367             $0            $0
------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)      $10,967,208       $9,791,021             $0            $0
------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)            $138,370,015     $138,370,015             $0            $0
------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                   $587,428,618     $524,055,435             $0            $0
------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                      $3,112             $0            $0
------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                             $0             $0            $0
------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                             $0             $0            $0
------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                   $782,236             $0            $0
------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                              $0             $0            $0
------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                               $2,923,280             $0            $0
------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                       $3,708,628             $0            $0
------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
------------------------------------------------------------------------------------------------
24.  SECURED  DEBT                  $466,119,468     $390,493,178             $0            $0
------------------------------------------------------------------------------------------------
25.  PRIORITY  DEBT                      $29,661               $0             $0            $0
------------------------------------------------------------------------------------------------
26.  UNSECURED  DEBT                 $22,580,547       $2,232,268             $0            $0
------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                      $0      $29,163,394             $0            $0
------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES  $488,729,676     $421,888,840             $0            $0
------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES              $488,729,676     $425,597,468             $0            $0
------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                       $98,457,967             $0            $0
------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                          $0             $0            $0
------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                             $0      $98,457,967             $0            $0
------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                 $488,729,676     $524,055,435             $0            $0
------------------------------------------------------------------------------------------------

                                                      MONTHLY OPERATING REPORT
        ------------------------------------
        CASE  NAME:  KITTY HAWK, INC.               ACCRUAL BASIS-2
        ------------------------------------

        ------------------------------------
        CASE  NUMBER: 400-42141-BJH                   02/13/95, RWD, 2/96
        ------------------------------------

------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------
                                             MONTH            MONTH          MONTH          QUARTER
                                          ----------------------------------------------
REVENUES                                  January 2001                                       TOTAL
----------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                                 $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                      $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
3.   NET REVENUE                                    $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------
4.   MATERIAL                                       $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
5.   DIRECT LABOR                                   $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                                $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                       $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                                   $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION           $107,083             $0              $0       $107,083
----------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                            $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE              ($1,639,921)            $0              $0    ($1,639,921)
----------------------------------------------------------------------------------------------------
12.  RENT & LEASE                              $41,080             $0              $0        $41,080
----------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                            $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES              ($1,491,758)            $0              $0    ($1,491,758)
----------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                       $1,491,758             $0              $0     $1,491,758
----------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)        ($144,773)            $0              $0      ($144,773)
----------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)              $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                               $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION                  $78,270             $0              $0        $78,270
----------------------------------------------------------------------------------------------------
20.  AMORTIZATION                              $76,984             $0              $0        $76,984
----------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                            $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES               $10,481             $0              $0        $10,481
----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                      $1,481,277             $0              $0     $1,481,277
----------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                              $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                            $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES          $1,481,277             $0              $0     $1,481,277
----------------------------------------------------------------------------------------------------
27.  INCOME TAX                                     $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                              $0             $0              $0             $0
----------------------------------------------------------------------------------------------------

                                                      MONTHLY OPERATING REPORT
        ------------------------------------
        CASE  NAME:  KITTY HAWK, INC.                       ACCRUAL BASIS-3
        ------------------------------------

        ------------------------------------
        CASE  NUMBER: 400-42141-BJH                    02/13/95, RWD, 2/96
        ------------------------------------

----------------------------------------------------------------------------------------------------
                                             MONTH            MONTH          MONTH          QUARTER
CASH RECEIPTS AND                         ----------------------------------------------
DISBURSEMENTS                             January 2001                                       TOTAL
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH             14,294,580              $0             $0     $14,294,580
----------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------
2.   CASH SALES                                    $0              $0             $0              $0
----------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------
3.   PREPETITION                                   $0              $0             $0              $0
----------------------------------------------------------------------------------------------------
4.   POSTPETITION                                  $0              $0             $0              $0
----------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS                      $0              $0             $0              $0
----------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)                $0              $0             $0              $0
----------------------------------------------------------------------------------------------------
7.   SALE OF ASSETS                                $0              $0             $0              $0
----------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                  $65,875,210              $0             $0     $65,875,210
----------------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS         $65,875,210              $0             $0     $65,875,210
----------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                       $65,875,210              $0             $0     $65,875,210
----------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                 $80,169,790              $0             $0     $80,169,790
----------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------
12.  NET PAYROLL                           $3,703,643              $0             $0      $3,703,643
----------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                    $1,895,115              $0             $0      $1,895,115
----------------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID           $237,314              $0             $0        $237,314
----------------------------------------------------------------------------------------------------
15.  SECURED / RENTAL / LEASES             $3,610,102              $0             $0      $3,610,102
----------------------------------------------------------------------------------------------------
16.  UTILITIES                               $103,421              $0             $0        $103,421
----------------------------------------------------------------------------------------------------
17.  INSURANCE                               $423,996              $0             $0        $423,996
----------------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                           $0              $0             $0              $0
----------------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                              $0              $0             $0              $0
----------------------------------------------------------------------------------------------------
20.  TRAVEL                                $1,412,100              $0             $0      $1,412,100
----------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                                 $0              $0             $0              $0
----------------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                 $4,622,644              $0             $0      $4,622,644
----------------------------------------------------------------------------------------------------
23.  SUPPLIES                                      $0              $0             $0              $0
----------------------------------------------------------------------------------------------------
24.  ADVERTISING                               $5,291              $0             $0          $5,291
----------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                  $31,350,549              $0             $0     $31,350,549
----------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS        $47,364,175              $0             $0     $47,364,175
----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                     $1,241,484              $0             $0      $1,241,484
----------------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                        $19,000              $0             $0         $19,000
----------------------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                           $0              $0             $0              $0
----------------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES         $1,260,484              $0             $0      $1,260,484
----------------------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                  $48,624,659              $0             $0     $48,624,659
----------------------------------------------------------------------------------------------------
32.  NET CASH FLOW                        $17,250,551              $0             $0     $17,250,551
----------------------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                  $31,545,131              $0             $0     $31,545,131
----------------------------------------------------------------------------------------------------

                                                      MONTHLY OPERATING REPORT
        ------------------------------------
        CASE  NAME:  KITTY HAWK, INC.                   ACCRUAL BASIS-4
        ------------------------------------

        ------------------------------------
        CASE  NUMBER: 400-42141-BJH                   02/13/95, RWD, 2/96
        ------------------------------------

------------------------------------------------------------------------------------------------
                                     SCHEDULE           MONTH          MONTH          MONTH
                                                     -------------------------------------------
ACCOUNTS RECEIVABLE AGING             AMOUNT         January 2001
------------------------------------------------------------------------------------------------
1.   0-30                                                  $1,187           $0             $0
------------------------------------------------------------------------------------------------
2.   31-60                                                $63,947           $0             $0
------------------------------------------------------------------------------------------------
3.   61-90                                                     $0           $0             $0
------------------------------------------------------------------------------------------------
4.   91+                                                       $0           $0             $0
------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE              $0            $65,134           $0             $0
------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                  $12,704,585           $0             $0
------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)              $0       ($12,639,451)          $0             $0
------------------------------------------------------------------------------------------------

---------------------------------------------                  MONTH:  January 2001
AGING OF POSTPETITION TAXES AND PAYABLES                             ---------------------------------
------------------------------------------------------------------------------------------------------
                                  0-30            31-60           61-90            91+
TAXES PAYABLE                     DAYS            DAYS            DAYS            DAYS          TOTAL
------------------------------------------------------------------------------------------------------
1.   FEDERAL                          $0             $0              $0              $0             $0
------------------------------------------------------------------------------------------------------
2.   STATE                            $0             $0              $0              $0             $0
------------------------------------------------------------------------------------------------------
3.   LOCAL                            $0             $0              $0              $0             $0
------------------------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)              $0             $0              $0              $0             $0
------------------------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE              $0             $0              $0              $0             $0
------------------------------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE          ($105,792)       $95,622        $281,805       ($268,523)        $3,112
------------------------------------------------------------------------------------------------------

-------------------------------                            MONTH:  January 2001
STATUS OF POSTPETITION TAXES                                       ------------------------------------
-------------------------------------------------------------------------------------------------------
                                         BEGINNING          AMOUNT                           ENDING
                                            TAX          WITHHELD AND/        AMOUNT           TAX
FEDERAL                                 LIABILITY*        0R ACCRUED           PAID         LIABILITY
-------------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                               $0          $168,763         $168,763              $0
-------------------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                             $0                $0               $0              $0
-------------------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                             $0                $0               $0              $0
-------------------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                                $0                $0               $0              $0
-------------------------------------------------------------------------------------------------------
5.   INCOME                                      $0                $0               $0              $0
-------------------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                         $0                $0               $0              $0
-------------------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                         $0          $168,763         $168,763              $0
-------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------
8.   WITHHOLDING                                 $0                $0               $0              $0
-------------------------------------------------------------------------------------------------------
9.   SALES                                       $0                $0               $0              $0
-------------------------------------------------------------------------------------------------------
10.  EXCISE                                      $0                $0               $0              $0
-------------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                                $0                $0               $0              $0
-------------------------------------------------------------------------------------------------------
12.  REAL PROPERTY                               $0                $0               $0              $0
-------------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                           $0                $0               $0              $0
-------------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                         $0                $0               $0              $0
-------------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                         $0                $0               $0              $0
-------------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                                 $0          $168,763         $168,763              $0
-------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                      MONTHLY OPERATING REPORT
        ------------------------------------
        CASE  NAME:  KITTY HAWK, INC.                      ACCRUAL BASIS-5
        ------------------------------------

        ------------------------------------
        CASE  NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
        ------------------------------------

        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                MONTH:    January 2001
------------------------------------                  --------------------------------------------------
  BANK  RECONCILIATIONS                 Account #1       Account #2         Account #3
--------------------------------------------------------------------------------------------------------
A.   BANK:                               Bank One         Bank One            Bank One
----------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                   1570695922    00129949/931995845      1586268961      TOTAL
----------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                     Payroll      Health Insurance     Flex Spending
------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                 $0           $80,408            $35,237    $115,645
------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED           $0                $0                 $0          $0
------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS               $0           $80,408                 $0     $80,408
------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                    $0                $0                 $0          $0
------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                $0                $0            $35,237     $35,237
------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN        73490                144023        1197/11001
------------------------------------------------------------------------------------------------------

------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------
                                            DATE OF          TYPE OF          PURCHASE         CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER            PURCHASE         INSTRUMENT         PRICE            VALUE
--------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                               $0              $0
--------------------------------------------------------------------------------------------------------

CASH
---------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                 $0
---------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                   $35,237
---------------------------------------------------------------------------------------------------------

                                                      MONTHLY OPERATING REPORT
        ------------------------------------
        CASE  NAME:  KITTY HAWK, INC.                     ACCRUAL BASIS-5
        ------------------------------------

        ------------------------------------
        CASE  NUMBER: 400-42141-BJH                      02/13/95, RWD, 2/96
        ------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                MONTH:    January 2001
------------------------------------                  --------------------------------------------------
  BANK  RECONCILIATIONS                    Account #4       Account #5       Account #6
--------------------------------------------------------------------------------------------------------
A.     BANK:                               Bank One         Bank One        Wells Fargo
------------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                     100140334       9319959434       4417-881463         TOTAL
------------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                     Operating      Disbursement       Operating
--------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT             $455,392          $50,050          $14,902          $635,989
--------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED             $0               $0               $0                $0
--------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS         $2,624,572               $0               $0        $2,704,980
--------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                                       $0               $0                $0
--------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS         ($2,169,180)         $50,050          $14,902       ($2,104,228)
--------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN          No checks           24233        No checks
--------------------------------------------------------------------------------------------------------

------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------
                                            DATE OF          TYPE OF          PURCHASE         CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER            PURCHASE         INSTRUMENT         PRICE            VALUE
--------------------------------------------------------------------------------------------------------
7.   Wells Fargo Certificate of Deposit                   CD                    $600,000        $605,115
--------------------------------------------------------------------------------------------------------
8.   Bank One                             1/31/2001       Overnight Sweep    $33,008,007     $33,008,007
--------------------------------------------------------------------------------------------------------
9.   N/A
--------------------------------------------------------------------------------------------------------
10.  N/A
--------------------------------------------------------------------------------------------------------
11.  TOTAL  INVESTMENTS                                                      $33,608,007     $33,613,122
--------------------------------------------------------------------------------------------------------

------------------------------------
CASH
---------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                             $1,000
---------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                               $31,545,131
---------------------------------------------------------------------------------------------------------

                                                      MONTHLY OPERATING REPORT
        ------------------------------------
        CASE  NAME:  KITTY HAWK, INC.                      ACCRUAL BASIS-5
        ------------------------------------

        ------------------------------------
        CASE  NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
        ------------------------------------

        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                MONTH:    January 2001
------------------------------------                  --------------------------------------------------
  BANK  RECONCILIATIONS
--------------------------------------------------------------------------------------------------------
                                        Account #7       Account #8       Account #9
--------------------------------------------------------------------------------------------------------
A.   BANK:                               Bank One
----------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                   1586269860                                          TOTAL
----------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                       COD
------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                 $0                $0                 $0          $0
------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED           $0                $0                 $0          $0
------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS               $0                $0                 $0          $0
------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                    $0                $0                 $0          $0
------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                $0                                               $0
------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN         2111
------------------------------------------------------------------------------------------------------

------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------
                                            DATE OF          TYPE OF          PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                PURCHASE         INSTRUMENT         PRICE            VALUE
--------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                               $0              $0
--------------------------------------------------------------------------------------------------------

CASH
---------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND
---------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                        $0
---------------------------------------------------------------------------------------------------------

                                                      MONTHLY OPERATING REPORT
        ------------------------------------
        CASE  NAME:  KITTY HAWK, INC.                     ACCRUAL BASIS-6
        ------------------------------------

        ------------------------------------
        CASE  NUMBER: 400-42141-BJH                   02/13/95, RWD, 2/96
        ------------------------------------

                                                      MONTH:     January 2001
                                                      -----------------------
       ------------------------------------------
       PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
       ------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
       TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------
                                     INSIDERS
----------------------------------------------------------------------
                              TYPE OF          AMOUNT       TOTAL PAID
        NAME                  PAYMENT           PAID         TO DATE
----------------------------------------------------------------------
1.   Mike Clark                Salary           $7,917       $66,251
----------------------------------------------------------------------
2.   Jim Craig                 Salary          $33,333      $166,669
----------------------------------------------------------------------
3.   Janie Garrard             Salary               $0        $2,625
----------------------------------------------------------------------
4.   Drew Keith                Salary          $32,500      $168,962
----------------------------------------------------------------------
5    Lena Baker                Salary               $0        $7,500
----------------------------------------------------------------------
6    Jim Reeves                Salary          $33,333      $299,997
----------------------------------------------------------------------
7    John Turnipseed           Salary               $0       $41,668
----------------------------------------------------------------------
8    TOTAL PAYMENTS
     TO INSIDERS                              $107,083      $753,672
----------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                PROFESSIONALS
-------------------------------------------------------------------------------------------------------------
                                 DATE OF COURT                                                      TOTAL
                               ORDER AUTHORIZING     AMOUNT        AMOUNT         TOTAL PAID       INCURRED
          NAME                     PAYMENT          APPROVED        PAID            TO DATE       & UNPAID *
-------------------------------------------------------------------------------------------------------------
1.   Lain Faulkner                                                 $142,295         $534,152        $173,140
-------------------------------------------------------------------------------------------------------------
2.   Haynes and Boone                                              $313,798       $2,140,128        $190,000
-------------------------------------------------------------------------------------------------------------
3.   The Seabury Group                                             $150,000       $1,350,000
-------------------------------------------------------------------------------------------------------------
4.   Forshey & Prostock                                                  $0         $365,670
-------------------------------------------------------------------------------------------------------------
5    Price Waterhouse Coopers                                            $0         $294,071         $86,500
-------------------------------------------------------------------------------------------------------------
6    Jay Alix and Associates                                       $175,555         $640,992        $136,553
-------------------------------------------------------------------------------------------------------------
7    Andrews & Kurth                                               $153,175         $823,377         $42,000
-------------------------------------------------------------------------------------------------------------
8    Jenkins & Gilchrist                                                 $0          $47,474
-------------------------------------------------------------------------------------------------------------
9    Ford and Harrison                                              $28,948         $201,365
-------------------------------------------------------------------------------------------------------------
10   Grant Thornton                                                  $5,019         $173,078         $20,419
-------------------------------------------------------------------------------------------------------------
11   Verner Liipfert                                                     $0         $251,171        $133,624
-------------------------------------------------------------------------------------------------------------
12   TOTAL PAYMENTS
     TO PROFESSIONALS                                    $0        $968,790       $6,821,478        $782,236
-------------------------------------------------------------------------------------------------------------

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

-------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
-------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                       SCHEDULED          AMOUNTS
                                        MONTHLY            PAID             TOTAL
                                       PAYMENTS           DURING           UNPAID
          NAME OF CREDITOR                DUE              MONTH        POSTPETITION
--------------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------------
6.   TOTAL                                    $0                $0               $0
--------------------------------------------------------------------------------------

                                                      MONTHLY OPERATING REPORT
        ------------------------------------
        CASE  NAME:  KITTY HAWK, INC.                       ACCRUAL  BASIS-7
        ------------------------------------

        ------------------------------------
        CASE  NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
        ------------------------------------
                                                       MONTH:  January 2001
                                                             -------------------

-------------------------------------------------
QUESTIONNAIRE
------------------------------------------------------------------------------------------------------
                                                                               YES               NO
------------------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                        X
------------------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                  X
------------------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                            X
------------------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                      X
------------------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                      X
------------------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                X
------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                                                    X
------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                             X
------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                   X
------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                                                  X
------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                                            X
------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                              X
------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    Item #4 - the Company has paid down approximately $3.3 million on its revolving credit facility in accordance with various court orders. Cash
    -------------------------------------------------------------------------
      used in the payments were a result of asset sales (aircraft and inventory) and internally generated cash.
    -------------------------------------------------------------------------

    -------------------------------------------------
    INSURANCE
    --------------------------------------------------------------------------------------------------
                                                                               YES               NO
------------------------------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                   X
------------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                     X
------------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------------
                                         INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------------------------------
     TYPE OF                                                                          PAYMENT AMOUNT
     POLICY                    CARRIER                     PERIOD COVERED              & FREQUENCY
--------------------------------------------------------------------------------------------------------
  121 Aircraft Insurance    Aviation Agency             6/1/2000 - 5/31/2001         781,160  Quarterly
--------------------------------------------------------------------------------------------------------
  Workers Comp              Aviation Agency             01/01/2001 - 12/31/2001       95,000   Monthly
--------------------------------------------------------------------------------------------------------
  Inland Marine/Property    GCU                         4/1/2000 - 3/31/2001           9,902   Monthly
--------------------------------------------------------------------------------------------------------
  Professional Liab         Aviation Agency             6/1/2000 - 5/31/2001          25,291   Annual
--------------------------------------------------------------------------------------------------------
  135 Aircraft Insurance    Aviation Agency             10/1/2000 - 9/30/2001        100,266  Quarterly
--------------------------------------------------------------------------------------------------------
  Primary Auto              Aviation Agency             4/1/2000 - 3/31/2001          10,827   Monthly
--------------------------------------------------------------------------------------------------------
  Excess Auto               Aviation Agency             4/1/2000 - 3/31/2001          29,870   Annual
--------------------------------------------------------------------------------------------------------
  Medical Equipment         Aviation Agency             3/29/2000 -3/29/2001           3,363   Annual
--------------------------------------------------------------------------------------------------------
  Aggregate Claims Liab     Reliastar                   5/1/2000 - 4/30/2001          15,000  Annually
--------------------------------------------------------------------------------------------------------
  Claims Admin Runout       CIGNA                       5/1/2000 - 4/30/2001         125,779  One time
--------------------------------------------------------------------------------------------------------
  Pilot Long Term Disabl    UNUM                        5/1/2000 - 4/30/2001           7,975   Monthly
--------------------------------------------------------------------------------------------------------
  Stop Loss                 Reliastar                   5/1/2000 - 4/30/2001          31,635   Monthly
--------------------------------------------------------------------------------------------------------
  Case Management           Reliastar                   5/1/2000 - 4/30/2001           1,329   Monthly
--------------------------------------------------------------------------------------------------------
  Claims Administration     Allied Benefit System       5/1/2000 - 4/30/2001          25,052   Monthly
--------------------------------------------------------------------------------------------------------
  Life/AD&D                 CIGNA                       5/1/2000 - 4/30/2001          11,732   Monthly
--------------------------------------------------------------------------------------------------------
  EAP                       Behavioral Health Partners  5/1/2000 - 4/30/2001           2,941   Monthly
--------------------------------------------------------------------------------------------------------
  Section 125 Admin         Taxsaver                    5/1/2000 - 4/30/2001           1,179   Monthly
--------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK, INC.

CASE NUMBER: 400-42141

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                  January 2001
 8. OTHER (ATTACH LIST)                        $     353,355,798  Reported
                                               -----------------
      Intercompany Receivables                       351,183,941
      Escrow JRC                                         400,000
      A/R Other                                          453,797
      A/R Employees                                          -
      A/R 401(k) Loan                                       (553)
      A/R Reconciling item                               (11,401)
      Deferred Taxes                                     776,266
      Deposits - Other                                   137,749
      Deposits - Retainers                               415,999
                                               -----------------
                                                     353,355,798  Detail
                                               -----------------
                                                             -    Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                        9,791,021  Reported
                                               -----------------
      Loan organization costs                          1,234,678
      Bond offering costs                              7,151,860
      Goodwill - KH Cargo                              1,404,483
                                               -----------------
                                                       9,791,021  Detail
                                               -----------------
                                                             -    Difference

15.  OTHER (ATTACH LIST)                             138,370,015
                                               -----------------
      Investment in KH Aircargo                            1,000
      Investment in KH International                  81,974,302
      Investment in Longhorn                           2,266,436
      Investment in KH Cargo                          54,128,277
                                               -----------------
                                                     138,370,015  Detail
                                               -----------------
                                                             -    Difference

22.  OTHER (ATTACH LIST)                       $       2,923,280  Reported
                                               -----------------
      Accrued expenses                                   827,983
      Accrued interest                                   497,615
      Accrued health savings                             690,802
      A/P Aging reconciling item                         (25,854)
      A/P clearing                                        (2,693)
      Accrued 401(k)                                      28,575
      Accrued Salaries/Wages                             906,852
                                               -----------------
                                                       2,923,280  Detail
                                               -----------------
                                                             -    Difference

27.  OTHER (ATTACH LIST)                       $      29,163,394  Reported
                                               -----------------
      Deferred Taxes                                  31,006,505
      Accrued Taxes payable                          (17,685,679)
      Interest payable                                15,842,568
                                               -----------------
                                                      29,163,394  Detail
                                               -----------------
                                                             -    Difference


ACCRUAL BASIS-2

16.  NON-OPERATING INCOME (ATT. LIST)                   (144,773) Reported
                                               -----------------
      Interest Income                                   (144,773)
                                               -----------------
                                                        (144,773) Detail
                                                             -    Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                               65,875,210  Reported
                                               -----------------
      Transfers from Charters                          2,101,698
      Transfers from Cargo                            10,497,044
      Transfers from Aircargo                         47,561,667
      Transfers from International                        12,003
      Cash deposits - non-lockbox                      5,562,961
      Interest income                                    142,438
      NSF Checks                                          (2,601)
                                               -----------------
                                                      65,875,210  Detail
                                               -----------------
                                                             -    Difference

                                               -----------------
25.  OTHER (ATTACH LIST)                              31,350,549  Reported
                                               -----------------
      Inc. 401(k)                                         89,872
      Employee Expenses                                   96,664
      Bank charges                                         5,813
      Refunds                                             33,932
      Interest expense
      Fuel                                             7,806,464
      Ground Handling                                  2,985,058
      Shipping                                           171,881
      Ondemand Charter costs                              92,808
      135 Airline costs                                   37,494
      Software
      Building Rent and expenses
      Building maintenance/security                      136,282
      Contract Labor                                     713,018
      Trucking                                           538,955
      Customs/Parking/Landing                          1,131,430
      Containers                                           9,170
      Transfers
      Security
      Simulator/Communication/Other Training             376,081
      Misc                                                31,464
      Voided checks and corrections                      (75,143)
      Board of Directors expenses                         76,104
      Charts/Manuals                                      75,729
      Shutdown costs                                      91,290
      Commissions
      Deicing                                            194,799
      Office                                              66,226
      Subcharter Aircraft                             16,665,158
                                               -----------------
                                                      31,350,549  Detail
                                                             -    Difference

  ---------------------------------------
  CASE NAME: KITTY HAWK, INC.                    FOOTNOTES SUPPLEMENT
  ---------------------------------------

  ---------------------------------------
  CASE NUMBER: 400-42141-BJH                       ACCRUAL BASIS
  ---------------------------------------

                                    MONTH:           January 2001
                                          --------------------------------------

-----------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS    LINE
 FORM NUMBER     NUMBER                FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      3            8         All cash received into the each subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account

-----------------------------------------------------------------------------------------------------------
      3           31         All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.

-----------------------------------------------------------------------------------------------------------
      4            6         All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.

-----------------------------------------------------------------------------------------------------------
      7                      All insurance policies are carried in the name of Kitty Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.

-----------------------------------------------------------------------------------------------------------
      6          Insiders    Payments to insiders include a portion of the Court approved retention payments in the month of January.

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------